OLD MUTUAL FUNDS III

Supplement dated May 30, 2008

to the Prospectus dated March 3, 2008

This Supplement updates certain information contained in the currently effective Prospectus of Old Mutual Funds III. You should retain your Prospectus and all current supplements for future reference. You may obtain an additional copy of the Prospectus, free of charge, by calling 888.772.2888 or via the Internet at oldmutualfunds.com.

Institutional Class

The section of the Prospectus entitled “Your Investment – Buying Shares – Institutional Class” is amended by replacing the section in its entirety with the following:

You may purchase Institutional Class shares of the Target Plus Portfolios through certain financial institutions that are authorized to sell shares of a Target Plus Portfolio. You may also purchase Institutional Class shares of the Target Plus Portfolios directly through the Target Plus Portfolios’ transfer agent.

Institutional Class shares are available to the following categories of eligible investors and require a minimum initial investment of $1 million in a Target Plus Portfolio:

•	A bank, trust company, or other type of depository institution purchasing shares for its own account;
•	An insurance company, registered investment company, endowment, or foundation purchasing shares for its own account;
•	Pension or profit sharing plans or the custodian for such a plan; and
•	Qualified or non-qualified employee benefit plans.

Other institutional investors may be eligible to purchase Institutional Class shares at the discretion of Old Mutual Capital. Eligible investors may purchase Institutional Class shares with a minimum initial investment of $100,000 in a Target Plus Portfolio provided they sign a Letter of Intent (“LOI”), committing them to increase that investment to a minimum investment of $1 million in that Target Plus Portfolio within twelve months. Old Mutual Capital reserves the right to change the amount of Institutional Class investment minimums from time to time or to waive them in whole or in part for certain investors or groups of investors.

The Target Plus Portfolios reserve the right to close Institutional Class accounts that do not meet the investment minimum, unless solely as a result of depreciation in share value. If a Target Plus Portfolio closes your account, it will redeem your shares and send you the cash proceeds. If you hold Institutional Class shares directly with a Target Plus Portfolio, you may receive notice prior to the closure of your account so that you may increase your account balance to the required minimum. Certain Institutional Class

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accounts held through intermediaries may not be subject to closure by the Target Plus Portfolio due to the policies of the intermediaries. However, you may receive notice from your intermediary to increase your Institutional Class account balance to the required minimum to avoid having the intermediary close your account. Please note that you may incur tax liability resulting from the redemption of Target Plus Portfolio shares.

Registered investment companies advised by Old Mutual Capital are not subject to the Institutional Class investment minimums. Please see the SAI for more information on LOIs.

Distributor: Old Mutual Investment Partners

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OLD MUTUAL FUNDS III

Supplement dated May 30, 2008

to the Statement of Additional Information dated March 3, 2008

This Supplement updates certain information contained in the currently effective Statement of Additional Information (“SAI”) of Old Mutual Funds III. You should retain your SAI and all current supplements for future reference. You may obtain an additional copy of the SAI, free of charge, by calling 888.772.2888 or via the Internet at oldmutualfunds.com.

Retirement Policy

The section of the SAI entitled “Trustees and Officers of the Trust” is amended by replacing the opening paragraph with the following:

The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware. The Board has approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees have no official term of office and generally serve until they reach the mandated retirement age of 72 (except that Albert A. Miller shall retire from the Board upon attaining the age of 77), resign, or are not reelected. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The address for each of the Trustees and executive officers of the Trust is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

Trustees

The section of the SAI entitled “Trustees and Officers of the Trust – Independent Trustees” is amended by replacing the biographical information regarding “Other Directorships Held by Trustee” for Leigh A. Wilson with the following:

Caledonia Mining Corporation, Old Mutual Funds II, Old Mutual Insurance Series Fund, The Victory Portfolios, The Victory Institutional Funds, and The Victory Variable Insurance Funds.

The section of the SAI entitled “Trustees and Officers of the Trust – Interested Trustees and Advisory Trustee” is amended by replacing the biographical information regarding “Principal Occupation(s) During Past Five Years” for Thomas M. Turpin with the following:

Interim Chief Executive Officer (April 2008 – present) and Chief Operating Officer (2002 – April 2008), Old Mutual US Holdings Inc.

Committees

The section of the SAI entitled “Trustees and Officers of the Trust – Committees” is amended by replacing the section in its entirety with the following:

The Trustees are responsible for major decisions relating to a Target Plus Portfolio’s investment goals, policies, strategies, and techniques. The Trustees also oversee the operation of the Trust by its officers and various service providers as they affect a Target Plus Portfolio, but they do not actively participate in the day-to-day operation of or decision making process related to a Target Plus Portfolio. The Board has four standing committees: a Governance, Nominating and Compliance Committee; an Audit Committee; an Investment Committee; and a Service Provider Review Committee.

Governance, Nominating and Compliance Committee. Currently, the members of the Governance, Nominating and Compliance Committee are Jarrett B. Kling, Albert A. Miller, L. Kent Moore, and Leigh A. Wilson. The Governance, Nominating and Compliance Committee selects and nominates those persons for membership on the Board who are disinterested Trustees, reviews and determines compensation for the disinterested Trustees and selects independent legal counsel, as set forth in Rule 0-1(6), to provide the disinterested Trustees with legal advice, as needed. The Governance, Nominating and Compliance Committee shall consider nominees recommended in writing by shareholders (other than shareholders who recommend themselves) to serve as Trustees, provided: (i) that shareholders of one or more of the Target Plus Portfolios at the time they submit recommendations and are entitled to vote at the meeting of shareholders at which Trustees will be elected; and (ii) that the Governance, Nominating and Compliance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. The Governance, Nominating and Compliance Committee shall evaluate nominees recommended by shareholders to serve as Trustees in the same manner as they evaluate nominees identified by the Committee.

A shareholder who desires to recommend a nominee shall submit a request in writing by regular mail or delivery service to the following address: Old Mutual Funds III, 4643 South Ulster Drive, Suite 600, Denver, Colorado 80237, Attention: Secretary of the Old Mutual Funds III. Such request shall contain (i) the name, address and telephone number of, and number of Trust shares owned by, the person or entity or group of persons or entities on whose behalf the recommendation is being made, and the related account name, number and broker or account provider name, and (ii) if any of such persons were not record owners of the Trust at the time the recommendation was submitted, verification acceptable in form and substance to the Trust of such person’s ownership of the Trust at the time the recommendation was made.

Audit Committee. Currently, the members of the Audit Committee are John R. Bartholdson, Jettie M. Edwards, and Robert M. Hamje. The Audit Committee, among other things, oversees the financial reporting process for the Trust, monitoring the Trust’s audit process and results. As part of this process, the Audit Committee recommends the selection of an independent audit firm for the approval by the Board and evaluates the independent audit firm’s performance, costs, and financial stability.

Investment Committee. Currently, the members of the Investment Committee are John R. Bartholdson, Jettie M. Edwards, Robert M. Hamje, and Thomas M. Turpin. Walter W. Driver is an advisory member of the Investment Committee. The Investment Committee, among other things, assists the Board of Trustees in its oversight of the investment process of the Trust.

Service Provider Review Committee. Currently, the members of the Service Provider Review Committee are Jarrett B. Kling, Albert A. Miller, L. Kent Moore, Julian F.

Sluyters, and Leigh A. Wilson. The Service Provider Review Committee, among other things, assists the Board of Trustees in its oversight of the Trust’s service providers.

Trustee Compensation

The section of the SAI entitled “Trustees and Officers of the Trust – Trustee Compensation” is amended by replacing the “Total Compensation from Old Mutual Complex Paid to Trustees” for John R. Bartholdson to $144,000.

Institutional Class

The section of the SAI entitled “Purchases and Redemptions of Shares – Institutional Class” is amended by replacing the section in its entirety with the following:

The following investors (eligible investors) qualify to purchase Institutional Class shares with a minimum initial investment of at least $1 million in a Target Plus Portfolio:

•	A bank, trust company, or other type of depository institution purchasing shares for its own account;
•	An insurance company, registered investment company, endowment, or foundation purchasing shares for its own account;
•	Pension or profit sharing plans or the custodian for such a plan; and
•	Qualified or non-qualified employee benefit plans.

Other institutional investors may be eligible to purchase Institutional Class shares at the discretion of Old Mutual Capital. Eligible investors may purchase Institutional Class shares with a minimum initial investment of $100,000 in a Target Plus Portfolio provided they sign an LOI, committing them to increase that investment to a minimum investment of $1 million in that Target Plus Portfolio within twelve months. Old Mutual Capital reserves the right to change the amount of Institutional Class investment minimums from time to time or to waive them in whole or in part for certain investors or groups of investors.

The Target Plus Portfolios reserve the right to close Institutional Class accounts that do not meet the investment minimum, unless solely as a result of depreciation in share value. If a Target Plus Portfolio closes your account, it will redeem your shares and send you the cash proceeds. If you hold Institutional Class shares directly with a Target Plus Portfolio, you may receive notice prior to the closure of your account so that you may increase your account balance to the required minimum. Certain Institutional Class accounts held through intermediaries may not be subject to closure by the Target Plus Portfolio due to the policies of the intermediaries. However, you may receive notice from your intermediary to increase your Institutional Class account balance to the required minimum to avoid having the intermediary close your account. Please note that you may incur federal income tax liability resulting from the redemption of Target Plus Portfolio shares.

Registered investment companies advised by Old Mutual Capital are not subject to the Institutional Class investment minimums.

If you agree to invest at least $100,000 in Institutional Class shares of a Target Plus Portfolio and sign an LOI, you confirm your intent to purchase at least $1 million of Institutional Class shares of the Target Plus Portfolio in which you have chosen to invest over a twelve month period. By signing the LOI, you also agree that in the event you do not fulfill the terms of the LOI, we may convert your Institutional Class shares of the Target Plus Portfolio to another share class or redeem your shares. Please note that you may incur federal income tax liability resulting from the redemption of Target Plus Portfolio shares.

Distributor: Old Mutual Investment Partners

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